Critical accounting estimates and judgements	12 Months Ended
Mar. 31, 2025
Critical Accounting Estimates And Judgements [Abstract]
Critical accounting estimates and judgements	Critical accounting estimates and judgements
The Group makes estimates and assumptions that affect the reported amounts of assets and liabilities within the next financial year. Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.
Management believes that the following are the key judgments, assumptions and other estimation uncertainties used in the preparation of the financial statements, where a different opinion or estimate could lead to significant changes to the reported results.
Taxes
The Group is subject to income taxes in numerous jurisdictions and uncertainties exist with respect to the interpretation of complex tax regulations and the amount and timing of future taxable income. Given the wide range of international business relationships and the long-term nature and complexity of existing contractual agreements, differences arising between the actual results and the assumptions made, or future changes to such assumptions, could necessitate future adjustments to tax income and expense already recorded.
Significant management judgment is required to determine the amount of deferred tax assets that can be recognized, based upon the timing and the level of future taxable profits together with future tax planning strategies.
For further details see Note 11 and 28.
Employee benefits obligations
The Group makes estimates about the range of long-term trends and market conditions to determine the value of the deficit and surplus on its retirement benefit schemes, based on the Group’s expectation of the future and advice from qualified actuaries.
Long-term forecasts and estimates are, by default, highly judgmental and subject to risk that actual events may be significantly different from those forecasted. If actual events deviate from the assumptions made by the Group, the reported surplus or deficit in respect to retirement benefits may be materially different; for further details see Note 29.
Impairment of goodwill and other intangible assets
Management performs an impairment test annually or more frequently if events or changes in circumstances indicate potential impairment. An impairment loss is recognized for the amount by which the carrying amount of the cash generating unit (CGU) exceeds its recoverable amount.
Management's value-in-use and fair value less cost of disposal calculations include significant judgments and assumptions. The significant judgments and assumptions associated with the value-in-use calculation are revenue growth, discount rate and long-term growth rate, while for the fair value less cost of disposal calculations it is projected revenue and average peer group or comparable market transactions revenue multiple.
The estimation of these assumptions requires significant judgment by management, as these variables feature measurement uncertainty; however, the assumptions used are consistent with the Group’s forecasts presented to the Board. Therefore, management evaluates and updates such estimates as necessary, in light of conditions that affect these variables; for further details see Note 15.
Development costs
Development costs are capitalized, and initial capitalization of costs is based on management's judgment that technological and economic feasibility is confirmed, usually when a product development project has reached a defined milestone according to an established project management model. Assumptions are made regarding: a) the expected future cash generation or future savings from the project, b) discount rates and c) expected periods of benefits. Please refer to Note 15.